UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

     Washington, D.C. 20549

 ________________________

FORM 10-D

________________________

     Asset-Backed Issuer Distribution Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

For the monthly distribution period from February 1, 2015 to February 28, 2015

Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02	000-23108	033-54804

DISCOVER CARD	DISCOVER CARD	DISCOVER BANK
EXECUTION NOTE TRUST	MASTER TRUST I
(Exact name of the issuing entity in	(Exact name of the issuing entity in	(Exact name of the
respect of the Notes as specified in its	respect of the Series 2007-CC Collateral	sponsor and depositor
charter)	Certificate)	as specified in its charter)

Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or	(State or jurisdiction of incorporation or	(State or jurisdiction of incorporation or
organization of the issuing entity)	organization of the issuing entity)	organization of the sponsor and depositor)

c/o Wilmington Trust Company	c/o Discover Bank	12 Read’s Way
Rodney Square North	12 Read’s Way	New Castle, Delaware
1100 North Market Street	New Castle, Delaware	19720
Wilmington, Delaware	19720
19890-0001
(Address of principal executive offices	(Address of principal executive offices	(Address of principal executive offices
of the issuing entity)	of the issuing entity)	of the sponsor and depositor)

51-0020270
(IRS Employer Identification
No. of the sponsor and
depositor)

(302) 323-7315
(Telephone Number, including area code)

Registered/reporting pursuant to (check one)

Section 12(b) Section 12(g)	Section 15(d)	Name of Exchange
Title of Class		(If Section 12(b))
DiscoverSeries Class A Notes	[x]
DiscoverSeries Class B Notes	[x]
DiscoverSeries Class C Notes	[x]

Credit Card Pass -Through Certificates            [x]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

PART I DISTRIBUTION INFORMATION

Item 1. Distribution and Pool Performance Information

The interest of Discover Card Execution Note Trust (the "Note Issuance Trust") in credit card receivables is held solely in the form of an interest in a collateral certificate issued by Discover Card Master Trust I (the "Master Trust"). No assets securitized by Discover Bank, the depositor, and held by the Master Trust were the subject of a demand to repurchase or replace for breach of representations and warranties during the monthly distribution period from February 1, 2015 to February 28, 2015. Discover Bank filed its most recent Form ABS-15G on February 2, 2015. The CIK number of Discover Bank is 0000894327.

Delay of Commencement of Accumulation

On February 13, 2015, the commencement of the Accumulation Periods for certain tranches of DiscoverSeries Notes was delayed, pursuant to the terms of the Amended and Restated Indenture Supplement, dated as of June 4, 2010, as amended (the ‘Indenture Supplement”), by and between the Note Issuance Trust as Issuer and U.S. Bank National Association as Indenture Trustee, and the applicable terms documents thereto.

Class A(2012-3) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class A(2012-3) DiscoverSeries Notes was delayed until April 1, 2015 (the first day of the Due Period related to the May 2015 Distribution Date).

Class A(2012-5) Discover Series Notes. The commencement of the Accumulation Period for the Class A(2012-5) DiscoverSeries Notes was delayed until June 1, 2015 (the first day of the Due Period related to the July 2015 Distribution Date).

Class A(2010-2) and Class B(2013-1) Discover Series Notes. The commencement of the Accumulation Period for each of the Class A(2010-2) and Class B(2013-1) DiscoverSeries Notes was delayed until August 1, 2015 (the first day of the Due Period related to the September 2015 Distribution Date).

Class B(2012-3), Class B(2014-1), Class C(2014-1), Class A(2013-2) and Class A(2013-3) Discover Series Notes. The commencement of the Accumulation Period for each of the Class B(2012-3), Class B(2014-1), Class C(2014-1), Class A(2013-2) and Class A(2013-3) DiscoverSeries Notes was delayed until September 1, 2015 (the first day of the Due Period related to the October 2015 Distribution Date).

Monthly Performance Data

The information required by Item 1121 of Regulation AB is provided in the reports attached hereto as Exhibits 99.1 and 99.2.

Of the accounts designated to the Master Trust, all have been originated at least 60 months prior to the date of this report. Seasoned accounts in general perform differently than newly originated or less seasoned accounts, typically with lower charge-off rates and higher payment rates. The aggregate Discover card portfolio represents all accounts originated by Discover Bank including those accounts not designated to the Master Trust and accordingly, the performance of the Discover card portfolio may differ materially from the performance of the Master Trust, and through the collateral certificate, the Note Issuance Trust.

PART II OTHER INFORMATION

Item 2. Legal Proceedings

Master Trust Trustee and Indenture Trustee

U.S. Bank, National Association, as the master trust trustee and indenture trustee, has provided the following updated information to Discover Bank for inclusion in this Form 10-D:

     “On June 18, 2014, a civil complaint was filed in the Supreme Court of the State of New York, New York County, by a group of institutional investors against U.S. Bank National Association, in its capacity as trustee or successor trustee (as the case may be) under certain residential mortgage backed securities ("RMBS") trusts. The plaintiffs are investment funds formed by nine investment advisors (AEGON, BlackRock, Brookfield, DZ Bank, Kore, PIMCO, Prudential, Sealink and TIAA) that purport to be bringing suit derivatively on behalf of 841 RMBS trusts that issued $771 billion in original principal amount of securities between 2004 and 2008. According to the plaintiffs, cumulative losses for these RMBS trusts equal $92.4 billion as of the date of the complaint. The complaint is one of six similar complaints filed against RMBS trustees (Deutsche Bank, Citibank, HSBC, Bank of New York Mellon and Wells Fargo) by certain of these plaintiffs. The complaint against U.S Bank alleges the trustee caused losses to investors as a result of alleged failures by the sponsors, mortgage loan seller and servicers for these RMBS trusts and asserts causes of action based upon the trustee's purported failure to enforce repurchase obligations of mortgage loan sellers for alleged breaches of representations and warranties concerning loan quality. The complaint also asserts that the trustee failed to notify securityholders of purported events of default allegedly caused by breaches by mortgage loan servicers and that the trustee purportedly failed to abide by appropriate standards of care following events of default. Relief sought includes money damages in an unspecified amount and equitable relief. In November 2014, the plaintiffs sought leave to voluntarily dismiss their original state court complaint and filed a substantially similar complaint in the United States District Court for the Southern District of New York. The federal civil complaint added a class action allegation and a change in the total number of named trusts to 843 RMBS trusts. In December 2014, the plaintiffs’ motion to voluntarily dismiss their original state court complaint was granted. Other cases alleging similar causes of action have previously been filed against U.S. Bank and other trustees by RMBS investors in other transactions.

     There can be no assurances as to the outcome of the litigation, or the possible impact of the litigation on the trustee or the RMBS trusts. However, U.S. Bank denies liability and believes that it has performed its obligations under the RMBS trusts in good faith, that its actions were not the cause of losses to investors and that it has meritorious defenses, and it intends to contest the plaintiffs’ claims vigorously.”

Item 3. Sales of Securities and Use of Proceeds

Class A(2015-1) Notes

On February 26, 2015, the Note Issuance Trust issued $950,000,000 principal amount of DiscoverSeries Class A(2015-1) Notes (the "Class A(2015-1) Notes") pursuant to the Indenture, dated as of July 26, 2007, as amended by the First Amendment to Indenture, dated as of June 4, 2010 (the "Indenture"), and as supplemented by the Amended and Restated Indenture Supplement, dated as of June 4, 2010 (the "Indenture Supplement"), each between the Note Issuance Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, and the Class A(2015-1) Terms Document, dated as of February 26, 2015, between the Note Issuance Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

The public offering of the Class A(2015-1) Notes was made under the registration statement on Form S-3 (File Nos. 333-191359, 333-191359-01, 333-191359-02) filed with the Securities and Exchange Commission on September 25, 2013 (as amended by pre-effective amendment no. 1 on November 15, 2013 and declared effective on November 27, 2013) (collectively, the “Registration Statement”).

The public offering of the Class A(2015-1) Notes was terminated on February 26, 2015 upon the sale of all of the Class A(2015-1) Notes. The underwriters of the Class A(2015-1) Notes were Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., RBC Capital Markets, LLC and RBS Securities Inc. The price to the public of the Class A(2015-1) Notes was $950,000,000 (or 100.00%).

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Class A(2015-1) Notes with respect to underwriting commissions and discounts was $2,137,500. After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of the Note Issuance Trust before expenses for the Class A(2015-1) Notes are $947,862,500. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,030,000 and net proceeds of the Note Issuance Trust, after deduction of expenses, are reasonably estimated to be $946,832,500 total proceeds. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Note Issuance Trust, or (b) owners of 10 percent or more of any class of securities of the Note Issuance Trust.

The net proceeds of Note Issuance Trust, after deducting the underwriting commissions and discounts, and expenses above, were paid to Discover Bank in exchange for an increase in the investor interest in receivables represented by the collateral certificate. Discover Bank will add those proceeds to its general funds. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) directors or officers of the Note Issuance Trust or (b) owners of 10 percent or more of any class of securities of the Note Issuance Trust.

The Note Issuance Trust owns the Series 2007-CC collateral certificate issued by the Master Trust pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 2010, as amended (the "Pooling and Servicing Agreement"), between Discover Bank and U.S. Bank National Association, as Trustee, and the Series 2007-CC Supplement, dated as of July 26, 2007, as amended (the "Series 2007-CC Supplement"), between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee of the Master Trust. The Note Issuance Trust issues DiscoverSeries notes secured by the collateral certificate and its other assets. Allocations of cash flows from the asset pool and any expenses or losses by the Master Trust to the holders of the collateral certificate, and other series of trust certificates issued by the Master Trust, if any, are described in the prospectus dated February 19, 2015, and the prospectus supplement thereto dated February 19, 2015 (collectively, the "Class A(2015-1) Prospectus"), each previously filed by us with the Securities and Exchange Commission on February 20, 2015. Allocations of cash flows from the asset pool and any expenses or losses by the Indenture Trustee to the holders of the notes are also described in the Class A(2015-1) Prospectus .

In general, the subordinated notes of the DiscoverSeries serve as credit enhancement for all of the senior notes of the DiscoverSeries, regardless of whether the subordinated notes are issued before, at the same time as or after the senior notes of the DiscoverSeries. The Class A(2015-1) Notes receive credit enhancement through the subordination of interest and principal payments on Class B notes, Class C notes and Class D notes and through loss protection provided by such notes. The amount of subordination available to provide credit enhancement to any tranche of notes is limited by its available subordinated amount of each class of notes that is subordinated to it. Each senior tranche of notes has access to credit enhancement from those subordinated notes only in an amount not exceeding its required subordinated amount minus the amount of usage of that required subordinated amount. When we refer to “usage of the required subordinated amount,” we refer to the amount by which the nominal liquidation amount of subordinated notes providing credit enhancement to that tranche of senior notes has declined as a result of losses relating to charged-off receivables and the application of subordinated notes’ principal allocation to pay interest on senior classes and servicing fees. Relative priority among notes and the rights to the underlying pool assets are more fully described in the Class A(2015-1) Prospectus.

Increase in Principal Amount of Class D(2009-1) Notes

On February 26, 2015, Discover Bank, pursuant to Section 2.03 of the Note Purchase Agreement (the “Note Purchase Agreement”), dated as of July 2, 2009, among the Note Issuance Trust, as Issuer, Discover Bank, as Depositor, and the purchasers named therein and Section 2.06 of the Class D(2009-1) Terms Document, dated as of July 2, 2009, by and between the Note Issuance Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee, increased the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes was in the amount of $129,545,454, resulting in an Outstanding Dollar Principal Amount of the Class D(2009-1) Notes of $2,601,818,182. The Class D(2009-1) Notes were sold to purchasers in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Notes were sold at par value for cash, with no applicable underwriting discounts or commissions. In connection with this increase, the investor interest in receivables represented by the collateral certificate issued by the Master Trust that secures the DiscoverSeries Notes was increased by $129,545,454. The Note Issuance Trust paid the net proceeds from the issuance to Discover Bank in exchange for the increase in the investor interest in receivables represented by the collateral certificate.

Item 8. Other Information

Class A(2010-B) Notes. On February 27, 2015, the Note Issuance Trust, as Issuer of the DiscoverSeries Class A(2010-B) Notes (the “Class A(2010-B) Notes”), Discover Bank, as Depositor, Beneficiary, and Calculation Agent for the Note Issuance Trust, and the committed purchaser and purchaser of the Class A(2010-B) Notes and their agent agreed to (i) extend the existing termination date for the note purchase commitments to December 31, 2016, (ii) extend the existing liquidation commencement date of the Class A(2010-B) Notes to January 1, 2017, (iii) extend the existing expected maturity date of the Class A(2010-B) Notes to February 15, 2017, (iv) extend the existing expected principal payment date of the Class A(2010-B) Notes to February 15, 2017 and (v) extend the existing legal maturity date of the Class A(2010-B) Notes to August 15, 2019. In connection with any increase in the outstanding dollar principal amount of the Class A(2010-B) Notes, an interim expected maturity date and interim liquidation commencement date may be specified.

No Approval or Notification of Certain Events

The approval of, or notification to, outstanding certificateholders of the Master Trust, if any, or noteholders of the Note Issuance Trust is not required in connection with a new issuance of certificates or notes. Discover Bank, in its capacity as “Seller” under the Pooling and Servicing Agreement may from time to time direct the trustee for the Master Trust to issue new series of certificates, or increase the size of outstanding series, if any, by issuing additional certificates, subject to certain requirements, including a requirement for rating agency consent or confirmation. Discover Bank, as beneficiary under the trust agreement for the Note Issuance Trust, may also direct the Note Issuance Trust to issue additional notes and may agree to increase the investor interest in receivables represented by the collateral certificate issued with respect to the Note Issuance Trust by a corresponding amount.

Discover Bank may, in its sole discretion, subject to certain limitations, designate additional credit card accounts originated by Discover Bank or its affiliates, the receivables in which are to be added to the Master Trust, or convey interests in other credit card receivables pools to the Master Trust. In addition, Discover Bank will be required to designate additional credit card accounts, the receivables in which are to be added to the Master Trust, if the aggregate amount of principal receivables in the Master Trust on the last day of any month is less than a minimum level that relates to the sum of investor interests for Series 2007-CC and any other series then outstanding. Discover Bank, subject to certain limitations, may, but is not obligated to, remove credit card accounts from the Master Trust. These limitations include confirmation that, notwithstanding the removal of accounts, the minimum principal receivables balance in the Master Trust will be maintained and affirmation from rating agencies that the removal will not cause a lowering or withdrawal of their then current ratings on any class of any outstanding series of certificates or notes.

Item 9. Exhibits

Exhibit No.	Description

99.1	Series 2007-CC Monthly Statement.
99.2	DiscoverSeries Monthly Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DISCOVER BANK
(Depositor)

/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer
and Assistant Treasurer

Date: March 16, 2015

Exhibit Index

Exhibit No.	Description
99.1	Series 2007-CC Monthly Statement.
99.2	DiscoverSeries Monthly Statement.

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